Exhibit 99.1

NEWS RELEASE

Broadcom Business Press Contact Karen Kahn Vice President, Corporate Communications 949-926-3139 kkahn@broadcom.com	Broadcom Investor Relations Contact Chris Zegarelli Director, Investor Relations 949-926-7567 czegarel@broadcom.com

Broadcom Reports Third Quarter 2011 Results

Net Revenue $1.96 billion — Up 8.4% Year over Year

GAAP Diluted EPS $.48; Non-GAAP Diluted EPS $.82

Q3 GAAP Results

•	Total Revenue: $1.96 billion (up 8.4% year over year)

•	Product Gross Margin: 49.5%

•	Diluted EPS: $0.48 (includes $0.10 of net non-recurring charges)

•	Cash Flow from Operations: $534 million

Q3 Non-GAAP Results

•	Product Gross Margin: 50.9%

•	Diluted EPS: $0.82

IRVINE, Calif. – October 25, 2011 – Broadcom Corporation (Nasdaq: BRCM) today reported unaudited financial results for its third quarter ended September 30, 2011.

“Broadcom delivered record revenue and cash flow in Q3 with strength across all of our end markets - Home, Hand and Infrastructure,” said Scott McGregor, Broadcom’s President and CEO. “While our outlook reflects potential industry softness, our long-term strategy is to continue to outgrow the overall semiconductor market with product innovations that drive new market growth and value.”

Net revenue for the third quarter of 2011 was $1.96 billion. This represents an increase of 8.4% compared with the $1.81 billion reported for the third quarter of 2010. Net income computed in accordance with U.S. generally accepted accounting principles (GAAP) for the third quarter of 2011 was $270 million, or $.48 per share (diluted), compared with

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Broadcom Reports Third Quarter 2011 Results

GAAP net income of $328 million, or $.60 per share (diluted), for the third quarter of 2010.

In addition to GAAP results, Broadcom reports adjusted net income and adjusted net income per share, referred to respectively as “non-GAAP net income” and “non-GAAP diluted net income per share.” A discussion of Broadcom’s use of these and other non-GAAP financial measures is set forth below. Reconciliations of GAAP to non-GAAP financial measures for the three and nine months ended September 30, 2011 and 2010, respectively, appear in the financial statements portion of this release under the heading “Unaudited Schedule of Selected GAAP to Non-GAAP Adjustments.”

Non-GAAP net income for the third quarter of 2011 was $476 million, or $.82 per share (diluted), compared with non-GAAP net income of $456 million, or $.80 per share (diluted), for the third quarter of 2010.

Conference Call Information

As previously announced, Broadcom will conduct a conference call with analysts and investors to discuss its third quarter financial results and current financial prospects today at 1:45 p.m. Pacific Time (4:45 p.m. Eastern Time). The company will broadcast the conference call via webcast over the Internet. To listen to the webcast, or to view the financial and other statistical information required by Securities and Exchange Commission Regulation G, please visit the Investors section of the Broadcom website at www.broadcom.com/investors. The webcast will be recorded and available for replay until 11:59 p.m. Pacific Time on Thursday, November 24, 2011.

The financial results included in this release are unaudited.

About Broadcom

Broadcom Corporation (NASDAQ: BRCM), a FORTUNE 500® company, is a global leader and innovator in semiconductor solutions for wired and wireless communications. Broadcom® products seamlessly deliver voice, video, data and multimedia connectivity

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Broadcom Reports Third Quarter 2011 Results

in the home, office and mobile environments. With the industry’s broadest portfolio of state-of-the-art system-on-a-chip and embedded software solutions, Broadcom is changing the world by Connecting everything®. For more information, go to www.broadcom.com.

Note Regarding Use of Non-GAAP Financial Measures

Broadcom reports the following measures in accordance with GAAP and on a non-GAAP basis: (i) cost of product revenue, (ii) product gross profit, (iii) product gross margin, (iv) research and development and selling, general and administrative expense (v) net income, (vi) weighted average shares outstanding (diluted) and (vii) diluted net income per share. Broadcom’s presentation of non-GAAP cost of product revenue, non-GAAP product gross profit, and non-GAAP product gross margin excludes certain charges related to acquisitions, stock-based compensation expense and employer payroll tax expense on certain stock option exercises. In addition to the exclusions noted above, our non-GAAP net income and diluted net income per share (EPS) also exclude settlement costs, charitable contributions, non-recurring legal fees, restructuring costs (reversals) and impairment of long-lived assets. Stock-based compensation expense primarily includes the impact of stock options and restricted stock units issued by Broadcom. Reconciliations of our GAAP to non-GAAP financial measures for the three and nine months ended September 30, 2011 and 2010 appear in the financial statements portion of this release under the heading “Unaudited Schedule of Selected GAAP to Non-GAAP Adjustments.”

Broadcom believes that the presentation of these non-GAAP measures provides important supplemental information to management and investors regarding financial and business trends relating to our financial condition and results of operations. Broadcom’s management believes that the use of these non-GAAP financial measures provides consistency and comparability among and between results from prior periods or forecasts and future prospects, and also facilitates comparisons with other companies in our industry, many of which use similar non-GAAP financial measures to supplement their GAAP results. Broadcom’s management has historically used these non-GAAP financial

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Broadcom Reports Third Quarter 2011 Results

measures when evaluating operating performance, because we believe that the inclusion or exclusion of the items described above provides insight into our core operating results, our ability to generate cash and underlying business trends affecting our performance. Broadcom has chosen to provide this information to investors to enable them to perform additional analyses of past, present and future operating performance and as a supplemental means to evaluate our ongoing core operations. The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

For additional information on the items excluded by Broadcom from one or more of its non-GAAP financial measures, refer to the Form 8-K regarding this release furnished today to the Securities and Exchange Commission.

Cautions Regarding Forward-Looking Statements:

All statements included or incorporated by reference in this release and the related conference call for analysts and investors, other than statements or characterizations of historical fact, are forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our business and industry, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. Examples of such forward-looking statements include, but are not limited to, guidance provided on future revenue, gross product margin and operating expense targets for the fourth quarter of 2011 (on both a GAAP and non-GAAP basis), and references to our anticipated growth compared to the overall semiconductor industry. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.

These risks and uncertainties include, but are not limited to the following:

•	Our quarterly operating results may fluctuate significantly.

•	We depend on a few significant customers for a substantial portion of our revenue.

•	We face intense competition.

•	We face risks associated with our acquisition strategy.

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Broadcom Reports Third Quarter 2011 Results

•	Our operating results may be adversely impacted by worldwide economic uncertainties and specific conditions in the markets we address.

•	We may fail to adjust our operations in response to changes in demand.

•	Our stock price is highly volatile.

•	We may be required to defend against alleged infringement of intellectual property rights of others and/or may be unable to adequately protect or enforce our own intellectual property rights.

•	We are subject to order and shipment uncertainties.

•	We manufacture and sell complex products and may be unable to successfully develop and introduce new products.

•	We are exposed to risks associated with our international operations.

•	We depend on third parties to fabricate, assemble and test our products.

•	There can be no assurance that we will continue to declare cash dividends.

•	We may be unable to attract, retain or motivate key personnel.

•	Government regulation may adversely affect our business.

•	Our business is subject to potential tax liabilities.

•	Our articles of incorporation and bylaws contain anti-takeover provisions.

•	Our co-founders and their affiliates may control the outcome of matters that require the approval of our shareholders.

Our Annual Report on Form 10-K for the year ended December 31, 2010, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss the foregoing risks as well as other important risk factors that could contribute to such differences or otherwise affect our business, results of operations and financial condition. The forward-looking statements used in this release and the related conference call for analysts and investors speak only as of the date they are made. We undertake no obligation to revise or update publicly any forward-looking statement to reflect future events or circumstances.

Broadcom®, the pulse logo, Connecting everything®, and the Connecting everything logo are among the trademarks of Broadcom Corporation and/or its affiliates in the United States, certain other countries and/or the EU. Any other trademarks or trade names mentioned are the property of their respective owners.

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Broadcom Reports Third Quarter 2011 Results

BROADCOM CORPORATION

Unaudited GAAP Condensed Consolidated Statements of Income

(In millions, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Net revenue:
Product revenue	$1,902	$1,749	$5,396	$4,700
Income from Qualcomm Agreement	52	52	155	155
Licensing revenue	3	5	18	18

Total net revenue	1,957	1,806	5,569	4,873
Costs and expenses:
Cost of product revenue	960	872	2,732	2,329
Research and development	502	448	1,504	1,290
Selling, general and administrative	164	144	525	421
Amortization of purchased intangible assets	8	5	23	13
Impairments of long-lived assets	9	2	92	2
Restructuring costs	17	—	17	—
Settlement costs (gains), net	27	—	(23)	4
Charitable contribution	—	—	25	—

Total operating costs and expenses	1,687	1,471	4,895	4,059

Income from operations	270	335	674	814
Interest income (expense), net	(1)	2	(1)	7
Other income (expense), net	7	(1)	7	4

Income before income taxes	276	336	680	825
Provision for income taxes	6	8	7	9

Net income	$270	$328	$673	$816

Net income per share (basic)	$0.50	$0.64	$1.25	$1.63

Net income per share (diluted)	$0.48	$0.60	$1.19	$1.52

Weighted average shares (basic)	537	509	537	502

Weighted average shares (diluted)	558	544	564	537

Dividends per share	$0.09	$0.08	$0.27	$0.24

The following table presents details of total stock-based compensation expense included in each functional line item in the unaudited condensed consolidated statements of income above:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Cost of product revenue	$6	$5	$19	$17
Research and development	85	80	284	253
Selling, general and administrative	30	28	99	89

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Broadcom Reports Third Quarter 2011 Results

BROADCOM CORPORATION

Unaudited Condensed Consolidated Statements of Cash Flows

(In millions)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Operating activities
Net income	$270	$328	$673	$816
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	28	20	79	58
Stock-based compensation expense:
Stock options and other awards	25	23	99	87
Restricted stock units	96	90	303	272
Acquisition-related items:
Amortization of purchased intangible assets	21	12	65	36
Impairment of long-lived assets	9	2	92	2
Non-cash settlement gain	—	—	(14)	—
Changes in operating assets and liabilities:
Accounts receivable	(137)	(109)	15	(284)
Inventory	55	(45)	137	(165)
Prepaid expenses and other assets	(1)	12	(33)	35
Accounts payable	42	27	(99)	129
Deferred revenue and income	(9)	(9)	(28)	(28)
Accrued settlement costs	28	(3)	31	(166)
Other accrued and long-term liabilities	107	107	36	127

Net cash provided by operating activities	534	455	1,356	919

Investing activities
Net purchases of property and equipment	(44)	(35)	(141)	(82)
Net cash paid for acquired companies	(3)	(48)	(347)	(150)
Purchases of strategic investments	—	—	—	(8)
Purchases of marketable securities	(1,109)	(934)	(2,533)	(1,417)
Proceeds from sales and maturities of marketable securities	1,196	353	3,056	723

Net cash provided by (used in) investing activities	40	(664)	35	(934)

Financing activities
Repurchases of Class A common stock	—	—	(670)	(275)
Dividends paid	(48)	(41)	(145)	(121)
Payment of assumed debt	—	—	—	(15)
Proceeds from issuance of common stock	42	126	258	372
Minimum tax withholding paid on behalf of employees for restricted stock units	(32)	(34)	(123)	(97)

Net cash provided by (used in) financing activities	(38)	51	(680)	(136)

Increase (decrease) in cash and cash equivalents	536	(158)	711	(151)
Cash and cash equivalents at beginning of period	1,797	1,404	1,622	1,397

Cash and cash equivalents at end of period	$2,333	$1,246	$2,333	$1,246

UNAUDITED SUPPLEMENTAL FINANCIAL INFORMATION

	September 30, 2011	December 31, 2010
	(In millions)
Cash and cash equivalents	$2,333	$1,622
Short-term marketable securities	726	1,035
Long-term marketable securities	1,184	1,401

Total cash, cash equivalents and marketable securities	$4,243	$4,058

Increase from prior year end	$185

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Broadcom Reports Third Quarter 2011 Results

BROADCOM CORPORATION

Unaudited Condensed Consolidated Balance Sheets

(In millions)

	September 30, 2011	December 31, 2010
ASSETS
Current assets:
Cash and cash equivalents	$2,333	$1,622
Short-term marketable securities	726	1,035
Accounts receivable, net	817	820
Inventory	491	598
Prepaid expenses and other current assets	125	109

Total current assets	4,492	4,184
Property and equipment, net	339	266
Long-term marketable securities	1,184	1,401
Goodwill	1,796	1,677
Purchased intangible assets, net	427	366
Other assets	58	50

Total assets	$8,296	$7,944

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$510	$604
Wages and related benefits	169	208
Deferred revenue and income	28	55
Accrued liabilities	524	404

Total current liabilities	1,231	1,271
Long-term debt	698	697
Other long-term liabilities	202	150
Commitments and contingencies
Shareholders’ equity	6,165	5,826

Total liabilities and shareholders’ equity	$8,296	$7,944

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Broadcom Reports Third Quarter 2011 Results

BROADCOM CORPORATION

Unaudited Schedule of Selected GAAP to Non-GAAP Adjustments

(In millions)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Product revenue	$1,902	$1,749	$5,396	$4,700
GAAP cost of product revenue	960	872	2,732	2,329

GAAP product gross profit	$942	$877	$2,664	$2,371

GAAP product gross margin	49.5%	50.1%	49.4%	50.5%

GAAP cost of product revenue	$960	$872	$2,732	$2,329
Adjustments:
Stock-based compensation and related payroll taxes	(6)	(5)	(19)	(17)
Amortization of purchased intangible assets and step-up of acquired inventory	(22)	(7)	(61)	(30)

Non-GAAP cost of product revenue	$932	$860	$2,652	$2,282

Product revenue	$1,902	$1,749	$5,396	$4,700
Non-GAAP cost of product revenue	932	860	2,652	2,282

Non-GAAP product gross profit	$970	$889	$2,744	$2,418

Non-GAAP product gross margin	50.9%	50.9%	50.8%	51.5%

GAAP research and development and selling, general and administrative expense	$666	$592	$2,029	$1,711
Adjustments:
Stock-based compensation and related payroll taxes	(117)	(109)	(389)	(347)
Non-recurring legal fees	—	—	(25)	—

Total GAAP to Non-GAAP adjustments	(117)	(109)	(414)	(347)

Non-GAAP research and development and selling, general and administrative expense	$549	$483	$1,615	$1,364

GAAP net income	$270	$328	$673	$816
Adjustments:
Stock-based compensation and related payroll taxes	123	114	408	364
Amortization of purchased intangible assets and step-up of acquired inventory	30	12	84	43
Impairment of long-lived assets	9	2	92	2
Settlement costs (gains), net	27	—	(23)	4
Charitable contributions	—	—	25	—
Restructuring costs	17	—	17	—
Non-recurring legal fees	—	—	25	—

Total GAAP to Non-GAAP adjustments	206	128	628	413

Non-GAAP net income	$476	$456	$1,301	$1,229

Shares used in calculation – diluted (GAAP)	558	544	564	537
Non-GAAP adjustment*	23	24	24	26

Shares used in calculation – diluted (Non-GAAP)	581	568	588	563

GAAP diluted net income per share	$0.48	$0.60	$1.19	$1.52

Non-GAAP diluted net income per share	$0.82	$0.80	$2.21	$2.18

*	Represents the benefits of compensation costs attributable to future services and not yet recognized in the financial statements that are treated as proceeds assumed to be used to repurchase shares under the GAAP treasury stock method.

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Broadcom Reports Third Quarter 2011 Results

BROADCOM CORPORATION

Guidance for the Three Months Ending December 31, 2011

Three Months Ending December 31, 2011

Total Net Revenue (in billions)	$1.70 - $1.80 billion

Product Gross Margin (GAAP)	Flat to slightly down from Q3’11

Product Gross Margin (Non-GAAP)	Flat to slightly down from Q3’11

Research & development and selling, general, and administrative expenses (GAAP)	Roughly flat from Q3’11

Research & development and selling, general, and administrative expenses (Non-GAAP)	Flat to up $10 million from Q3’11

Broadcom has based the preceding guidance for the three months ending December 31, 2011 on expectations, assumptions and estimates that we believe are reasonable given our assessment of historical trends and other information reasonably available as of October 25, 2011. Our guidance consists of predictions only, however, and is subject to a wide range of known and unknown business risks and uncertainties, many of which are beyond our control. The forecasts and projections contained in the table above should not be regarded as representations by Broadcom that the estimated results will be achieved. Projections and estimates are necessarily speculative in nature and actual results may vary materially from the guidance we provide today. The non-GAAP guidance presented above is consistent with the presentation of non-GAAP results included elsewhere herein.

The guidance set forth in the above table should be read together with the information under the caption, “Cautions Regarding Forward-Looking Statements” above, our Annual Report on Form 10-K for the year ended December 31, 2010, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and our other Securities and Exchange Commission filings. We undertake no obligation to publicly update or revise any forward-looking statements, including the guidance set forth herein, to reflect future events or circumstances.

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